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                                                                   EXHIBIT 10.32

                        NINTH LOAN MODIFICATION AGREEMENT

      This Ninth Loan Modification Agreement (this "Loan Modification Agreement") is entered into as of February 10, 2006, and effective as of February 7, 2006, by and between SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 ("Bank") and ART TECHNOLOGY GROUP, INC., a Delaware corporation with its principal place of business at 25 First Street, Cambridge, Massachusetts 02141 ("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of June 13, 2002, evidenced by, among other documents, a certain Amended and Restated Loan and Security Agreement dated as of June 13, 2002, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of September 27, 2002, as further amended by a certain Amendment dated as of October 4, 2002, as further amended by a certain Second Loan Modification Agreement dated as of December 24, 2002, as further amended by a certain Third Loan Modification Agreement dated as of October 20, 2003, as further amended by a certain Fourth Loan Modification Agreement dated November 26, 2003, as further amended by a certain Letter Agreement dated June 16, 2004, as further amended by a certain Fifth Loan Modification Agreement dated June 30, 2004, as further amended by a certain Sixth Loan Modification Agreement dated November 24, 2004, as further amended by a certain Seventh Loan Modification Agreement dated December 21, 2004, and as further amended by a certain Eighth Loan Modification Agreement dated December 30, 2005 (as amended, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

      A.    Modifications to Loan Agreement.

            1. The Loan Agreement shall be amended by deleting the following text, appearing in Section 6.2 thereof:

                        "6.2  FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.

                                    (a) Borrower shall deliver to Bank: (i) as
                        soon as available, but no later than one hundred twenty
                        (120) days after the last day of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Bank; (ii) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of Five Hundred Thousand Dollars ($500,000.00) or more; (iii) prompt notice of any material change in the composition of the Intellectual Property, including any subsequent ownership right of Borrower in or to any Copyright, Patent or Trademark not shown in any intellectual property security agreement between Borrower and Bank or knowledge of an event that materially adversely affects the value of the

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                        Intellectual Property; and (iv) budgets, sales
                        projections, operating plans or other financial information reasonably requested by Bank."

                  and inserting in lieu thereof the following:

                        "6.2  FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.

                                    (a) Borrower shall deliver to Bank: (i) as
                        soon as available, but no later than five (5) days after filing, copies of all of Borrower's reports on Form 10-Q and Form 10-K filed with the Securities and Exchange Commission, (ii) as soon as available, but no later than ninety (90) days after the last day of Borrower's fiscal year, Borrower's operating plan, including balance sheet and income statement, reflecting projections on a quarterly basis for the upcoming fiscal year, as approved by Borrower's board of directors, (iii) as soon as available, but no later than one hundred twenty (120) days after the last day of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Bank; (iv) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of Seven Hundred Fifty Thousand Dollars ($750,000.00) or more; and (v) other financial information reasonably requested by Bank."

            2. The Loan Agreement shall be amended by deleting the following text, appearing in Section 6.6 thereof, in its entirety:

                        "6.6 PRIMARY ACCOUNTS. In order to permit the Bank to monitor the Borrower's financial performance and condition, Borrower shall maintain its primary domestic depository and operating accounts with Bank. Borrower shall identify to Bank, in writing, any bank or securities account opened by Borrower with any institution other than Bank. In addition, for each such account that the Borrower at any time opens or maintains, Borrower shall, at the Bank's request and option, pursuant to an agreement in form and substance acceptable to the Bank, cause the depositary bank or securities intermediary to agree that such account is the collateral of the Bank pursuant to the terms hereunder. The provisions of this paragraph shall not apply to deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Borrower's employees."

                  and inserting in lieu thereof the following:

                        "6.6 PRIMARY ACCOUNTS. In order to permit the Bank to monitor the Borrower's financial performance and condition, Borrower shall maintain its primary domestic depository, operating and securities accounts with Bank. Borrower shall identify to Bank, in writing, any bank or securities account opened by Borrower with any institution other than Bank. In addition, for each such account that the Borrower at any time opens or maintains, Borrower shall, at the Bank's request and option, pursuant to an agreement in form and substance acceptable to the Bank, cause the depositary bank or securities intermediary to agree that such account is the collateral of the Bank pursuant to the terms hereunder. The provisions of this paragraph shall not apply to deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Borrower's employees."

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            3.    The Loan Agreement shall be amended by deleting the following text, appearing in Section 6.7 thereof:

                        "(B) PROFITABILITY. Borrower shall have quarterly: (i) net losses of not more than (A) $4,500,000.00 for the quarter ending December 31, 2004; (B) $2,000,000.00 for the quarter ending March 31, 2005; (C) $500,000.00 for the quarter ending June 30, 2005; (D) $1,500,000.00 for the quarter ending September 30, 2005; and (ii) net profit of at least One Dollar ($1.00) for the quarter ending December 31, 2005, and as of the last day of each quarter thereafter."

                  an inserting in lieu thereof the following:

                        "(B) PROFITABILITY. Borrower shall have quarterly net profit of at least: (i) One Dollar ($1.00) for the quarter ending March 31, 2006; and (ii) Five Hundred Thousand Dollars ($500,000.00) for the quarter ending June 30, 2006, and for each quarter thereafter."

            4.    The Loan Agreement shall be amended by deleting the following
                  Section 7.1 thereof, in its entirety:

                        "7.1 DISPOSITIONS. Convey, sell, lease, transfer or otherwise dispose of (collectively a "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers
                        (i) of Inventory in the ordinary course of business;
                        (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; or
                        (iii) of worn out or obsolete Equipment."

                  and inserting in lieu thereof the following:

                        "7.1 DISPOSITIONS. Convey, sell, lease, transfer or otherwise dispose of (collectively a "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers
                        (i) of Inventory in the ordinary course of business;
                        (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; or
                        (iii) of worn out or obsolete Equipment. Borrower shall not enter into an agreement with any Person other than Bank which restricts the subsequent granting of a security interest in Borrower's intellectual property."

            5.    The Loan Agreement shall be amended by deleting the following
                  Section 7.5 thereof, in its entirety:

                        "7.5 ENCUMBRANCE. Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted herein. The Collateral may also be subject to Permitted Liens."

                  and inserting in lieu thereof the following:

                        "7.5 ENCUMBRANCE. Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest

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                        granted herein, or enter into any agreement, document,
                        instrument or other arrangement (except with or in favor of Bank) with any Person which directly or indirectly prohibits or has the effect of prohibiting Borrower from assigning, mortgaging, pledging, granting a security interest in or upon, or encumbering any of Borrower's intellectual property. The Collateral may also be subject to Permitted Liens."

            6. The Loan Agreement shall be amended by deleting the following definition appearing in Section 13.1 thereof:

                        ""REVOLVING MATURITY DATE" is February 7, 2006."

                  and inserting in lieu thereof the following:

                        ""REVOLVING MATURITY DATE" is January 31, 2008."

            7. Exhibit A to the Loan Agreement is hereby replaced by Exhibit A hereto.

            8. The Compliance Certificate appearing as Exhibit D to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Exhibit B hereto.

4. FEES. Borrower shall pay to Bank a modification fee equal to $100,000, which fee shall be deemed fully earned as of the date, and shall be due and payable as follows: (a) $50,000 on the date of this Loan Modification Agreement, and (b) $50,000, on the earlier of (A) the one (1) year anniversary of the date of the Loan Modification Agreement, and (B) the occurrence of an Event of Default. Borrower shall reimburse Bank for all reasonable legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of June 13, 2002 between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in said Perfection Certificate has not changed, as of the date hereof.

6. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

7. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

8. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Obligations.

9. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

10. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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      This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                                         BANK:

ART TECHNOLOGY GROUP, INC.                        SILICON VALLEY BANK

By: /s/ Julie M. B. Bradley                       By: /s/ Irina Case
    ------------------------==--                      --------------------------
Name: Julie M. B. Bradley_                        Name: Irina Case
Title: Chief Financial Officer                    Title: Senior Vice President

            The undersigned, PRIMUS KNOWLEDGE SOLUTIONS, INC. ("Guarantor"), ratifies, confirms and reaffirms, all and singular, the terms and conditions of
(a) a certain Unlimited Guaranty dated December 21, 2004 executed by Guarantor in favor of Bank (the "Guaranty"), and (b) a certain Security Agreement dated as of December 21, 2004 by and between Guarantor and Bank (the "Security Agreement"), and acknowledges, confirms and agrees that the Guaranty and Security Agreement shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

                                                PRIMUS KNOWLEDGE SOLUTIONS, INC.

                                                By: /s/ Julie M. B. Bradley
                                                    ----------------------------
                                                Name: Julie M. B. Bradley
                                                Title: Chief Financial Officer

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                                    EXHIBIT A

      The Collateral consists of all of Borrower's right, title and interest in and to the following personal property:

      All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles (except as provided below), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

      All Borrower's Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

      Notwithstanding the foregoing, the Collateral does not include any of the following, whether now owned or hereafter acquired: any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, and the goodwill of the business of Borrower connected with and symbolized thereby, know-how, operating manuals, trade secret rights, rights to unpatented inventions, and any claims for damage by way of any past, present, or future infringement of any of the foregoing; provided, however, the Collateral shall include all Accounts, license and royalty fees and other revenues, proceeds, or income arising out of or relating to any of the foregoing.

      Pursuant to the terms of a certain negative pledge arrangement with Bank, Borrower has agreed not to encumber any of its copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, and the goodwill of the business of Borrower connected with and symbolized thereby, know-how, operating manuals, trade secret rights, rights to unpatented inventions, and any claims for damage by way of any past, present, or future infringement of any of the foregoing, without Bank's prior written consent.

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                                    EXHIBIT B
                             COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK                              Date:______________________
FROM: ART TECHNOLOGY GROUP, INC.

      The undersigned authorized officer of ART TECHNOLOGY GROUP, INC. ("Borrower") certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.6 of the Agreement, and (5) no Liens have been levied or claims made against Borrower relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.


      REPORTING COVENANT                        REQUIRED                COMPLIES
---------------------------------  -----------------------------------  --------

Board approved operating plan      FYE within 90 days                    Yes No
Annual financial statement
 (CPA Audited)                     FYE within 120 days                   Yes No
10-Q and 10-K and CC               Within 5 days after filing with SEC   Yes No


      FINANCIAL COVENANT             REQUIRED           ACTUAL          COMPLIES
---------------------------------  ------------       ------------      --------

Maintain at all times (tested):
Minimum Liquidity (monthly)         $20,000,000        $_________        Yes No
Minimum Profitability (quarterly)              *       $_________        Yes No

-----------
*     see Section 6.7(b) of the Loan Agreement

            The following are the exceptions with respect to the certification above: (If no exceptions exist, state "No exceptions to note.")

ART TECHNOLOGY GROUP, INC.                    BANK USE ONLY
                                              Received by: ____________________
By: ____________________________________                     AUTHORIZED SIGNER

Name:___________________________________      Date:  __________________________

Title:__________________________________      Verified: _______________________
                                                             AUTHORIZED SIGNER

                                              Date:  _________________________
                                              Compliance Status:  Yes    No